[In each instance the reference to the amended and restated 1999 Stock Plan effective May 21, 2002 shall be updated to include Amendment No. 1 dated March 5, 2003 and any subsequent amendments thereto.]

Exhibit (d)(2)

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR ARGENTINA

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

     WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise as it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement;

ARGENTINA

(viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

The offering of Agilent shares is private, and is not subject to the supervision of any Argentina governmental authority.

«EMPL_NR» «FIRST_NM» «LAST_NM» «COUNTRY_NM»

ARGENTINA

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR BELGIUM

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

     WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended ant restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Grant Notification, Belgian Tax Undertaking Agreement, Belgian Refusal Form, Plan Prospectus, and Belgian Prospectus, are attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise at it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement;

BELGIUM

(viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«FIRST_NM» «LAST_NM» «MAIL_ADDRESS1» «MAIL_POSTAL_CD» «MAIL_CITY_NM»

BELGIUM

Agilent Technologies, Inc.
Corporate Legal Department
395 Page Mill Road, M/S A3-18
Palo Alto, California 94303

Main Telephone: (650) 752-5230 / Facsimile: (650) 752-5734

EMPLOYEE GRANT NOTIFICATION FOR BELGIAN TAX RESIDENTS

Date: __________________

Dear ___________________,

I am happy to present you with the opportunity to participate in the ownership of Agilent Technologies, Inc. Set forth below are the terms and conditions of your grant.

You will receive the following stock option award:

Shares of Non-Qualified Stock Options: ________________ U.S. Grant Date: ________________ Exercise Price: $ ________________ Option Term: ________________ Vesting Schedule: ________________

This grant represents our confidence in you to help lead our company into the future. We’re counting on your continued contributions, commitment and support.

I am very excited about our possibilities and look forward to working with you in Agilent Technologies, Inc.

Best regards,

Edward W. Barnholt
President, Chief Executive Officer and Director

IMPORTANT NOTE: An Agreement setting forth the terms and conditions of your stock option award, along with supporting documents, are enclosed in this package. In addition, you will receive a copy of the U.S. Plan Prospectus and the Belgian prospectus which describes the terms and conditions of the plan.

BELGIUM

Belgian income tax treatment and social security treatment

You should consult your own financial and/or tax adviser to determine your own personal income tax and social security treatment upon the grant of stock options, the exercise of the stock options and the subsequent sale of the Agilent Technologies, Inc. Common Stock.

Set forth below is a description of the general principles of the tax treatment of your stock options under current Belgian tax law, i.e. under the law of 26 March 1999 relating to the Belgian action plan for employment 1998 and containing various provisions and the Royal Decree of 5 October 1999. It is possible that this summary does not apply to your personal situation.

When will you be taxed?

The value of your stock options will be taxed when your stock options are granted. For Belgian tax purposes, the stock options are deemed to be granted 60 days after the offer has been made (i.e., 60 days after the date of this Employee Grant Notification (the “Grant Notification”)), unless you explicitly inform the company that you refuse the offer. The taxable value of the option will therefore be added to your salary and will be subject to the ordinary tax rates on professional income.

Social security contributions will be due on the taxable value of the stock options to the extent that the exercise price (also referred to as option price and/or grant price) of the options is lower than the value of the shares of Agilent Technologies, Inc. at the time of grant (in Belgium, as determined according to the Law of 26 March 1999).

Gains realized on the subsequent exercise of the option and on the sale of the underlying shares are, under present tax law, normally exempt from Belgian income tax.

How is the taxable value of the options determined?

Typically, the taxable benefit resulting from stock options is equal to 20 % of the fair market value of the underlying shares. However, Agilent will offer you the possibility to benefit from a 10 % valuation rule subject to certain conditions.

10 % tax regime:

This tax regime is only applicable if the options will not be exercised before the end of the third calendar year following the year during which the options are offered (i.e. prior to 31 December 2004).

Example :	100 stock options
fair market value of the underlying shares at 75.84 $
marginal tax rate at 50%

Taxable amount = 10 % x (100 x 75.84 $ x 36 BEF) = 27,302 BF
Tax cost to the employee = 27.302 BF x 50% = 13,651 BF

In order to take advantage of this 10% valuation rule, you need to undertake in the attached Belgian Tax Undertaking Agreement not to exercise your options prior to the end of the third calendar year following the year during which the options are offered to you. This written undertaking is required since the standard Agilent stock option plan allows you to exercise part of your options after 1 year.

20 % tax regime:

If you want to retain the ability to exercise your options before the end of the third calendar year following the year during which the options are offered, the taxable benefit will automatically be determined at 20 % of the fair market value of the underlying shares.

Example :	100 stock options
fair market value of the underlying shares at 75.84 $
marginal tax rate at 50%

Taxable amount = 20 % x (100 x 75.84 $ x 36 BF) = 54,605 BF
Tax cost to the employee = 54,605 BF x 50% = 27,302 BF

BELGIUM

Under this scenario, the standard vesting periods provided for in the Stock Option Agreement remain applicable. You will thus be able to exercise the options sooner than you would if you had entered into the Belgian Undertaking Agreement described above.

Note, that if the exercise price set forth in the Grant Notification and the Stock Option Agreement is lower than the fair market value of the shares of Agilent Technologies, Inc. at the time of grant in Belgium, the difference will be added to the 10% or 20% lump sum taxable benefit.

Do you have to accept the stock options ?

No. You have the opportunity to refuse the options within 60 days following the date of this Grant Notification. In order to refuse your options, you must complete and return the enclosed Belgian Refusal Letter. In the absence of a written refusal prior to this deadline, you are deemed for tax purposes to have accepted the options and withholding tax will be applied on your cash salary.

*                *
*

BELGIUM

BELGIAN TAX UNDERTAKING AGREEMENT

(To be Executed and Returned if you Wish to Keep Your Options and Benefit From the 10% Valuation Rule for
Determining the Taxable Benefit of the Stock Options)

The undersigned :

               Mr / Mrs

          Residing at [          ]

(a)	declares to accept the number of stock options mentioned in the Grant Notification dated 24 April 2002 (the “Notification”) and further reflected in the Stock Option Agreement (the “Agreement”) issued pursuant to the Agilent Technologies, Inc. 1999 Stock Plan;

(b)	undertakes not to exercise the stock options prior to the end of the third calendar year following the year during which the stock options are offered (i.e. prior to 31 December 2004), contrary to what is indicated in the Notification and/or Agreement and notwithstanding the vesting rules provided for in the Agreement;

(c)	undertakes not to transfer any of the options granted to him or her pursuant to the Notification and Agreement during his or her lifetime and to accept that the options are only transferable in case of death;

(d)	undertakes to indemnify, upon first request, Agilent Technologies Belgium SA/NV and/or Agilent Technologies Coordination Center SC/CV and/or Agilent Technologies, Inc. for any adverse tax and social security consequences which may result from a breach of the undertaking set forth under (b) above.

If you want to benefit from the 10% (instead of the 20%) valuation rule for determining the taxable benefit in kind resulting from the stock options, this document must be returned prior to 24 June 2002, to Marcel Provencher, MSA3-18, Shareholder Records Department of Agilent Technologies, Inc., 395 Page Mill Road, Palo Alto, CA, USA, 94303 with a copy to the HR Department of Agilent Technologies Belgium NV/SA and Agilent Technologies Coordination Center NV/SC. In the absence thereof, the 20 % valuation rule will automatically be applied.

Done at                     , on [          ], 2002

Name :

Signature :

PLEASE RETAIN A COPY OF THIS AGREEMENT FOR YOUR RECORDS.

BELGIUM

BELGIAN REFUSAL LETTER

(Only to be Executed and Returned in Case you Refuse the Stock Options)

The undersigned,

          Mr / Mrs [          ]

     Residing at  [          ]

hereby refuses the stock options awarded to him/her under the Agilent Technologies, Inc. 1999 Stock Plan, as communicated in the Grant Notification letter dated 24 April 2002.

If you want to refuse the stock options, this duly signed document must be returned prior to 24 June 2002, to Marcel Provencher, MSA3-18, Shareholder Records Department of Agilent Technologies, Inc., 395 Page Mill Road, Palo Alto, CA, USA, 94303, with a copy to the HR Department of Agilent Technologies Belgium S.A./N.V. and Agilent Technologies Coordination Center S.C./C.V. In the absence thereof, you are deemed for tax purposes to have accepted the stock options and withholding tax will be applied on your cash salary.

Done at                     , on [          ], 2002

Name :

Signature :

PLEASE RETAIN A COPY OF THIS LETTER FOR YOUR RECORDS.

BELGIUM

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR BRAZIL

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

          WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

          WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

          NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	Notwithstanding information on the exercise methods set forth in the Plan Prospectus, the cash exercise method is not available in Brazil. This Option is exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. You may request your proceeds in either cash or stock.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

BRAZIL

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«EMPL_NR»
«FIRST_NM» «LAST_NM»
«COUNTRY_NM»

BRAZIL

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN AGREEMENT FOR CHINA

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR», «FIRST_NM» «LAST_NM» (“Employee”), is entered into as follows:

WITNESSETH:

     WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

     WHEREAS, the Committee has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) relating to «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	Notwithstanding information on the exercise methods set forth in the U.S. Plan Prospectus, the cash exercise method is not available in China. This Option is exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the U.S. Plan Prospectus. You shall receive your proceeds in cash only.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the

CHINA

administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement. Optionee has reviewed the Plan Prospectus and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and understands the provisions of the Plan Prospectus and Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«EMPL_NR» «FIRST_NM» «LAST_NM» «COUNTRY_NM»

CHINA

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR FRANCE

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

     WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus and French Sub-Plan are attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has adopted the Agilent Technologies, Inc. Sub-Plan for French Employees (the “Sub-Plan”) as amended and restated September 2001 for the purpose of granting options to employees in France; and

     WHEREAS, the Committee has determined that the Employee shall be granted an option under the Plan and Sub-Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and Sub-Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and Sub-Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan and Sub-Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

The Committee may, in its sole discretion, reduce the Vesting Period in accordance with future changes in French tax law, if any.

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise as it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within 6 months after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is

FRANCE

outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan and Sub-Plan are incorporated herein by reference. The Plan, Sub-Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«EMPL_NR» «FIRST_NM» «LAST_NM» «COUNTRY_NM»

FRANCE

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR GERMANY

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

     WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise as it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement;

GERMANY

(viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

Under German law you must report the acquisition of stock in a foreign corporation if the value of the stock exceeds DM100,000 as well as cross-border payments in excess of DM5,000.

«EMPL_NR» «FIRST_NM» «LAST_NM» «COUNTRY_NM»

GERMANY

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR INDIA

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

     WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has adopted the Agilent Technologies, Inc. India Cashless Stock Option Sub-Plan (the “Sub-Plan”) for the purpose of granting options in India;

     WHEREAS, the Committee has determined that the Employee shall be granted an option under the Plan and Sub-Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and Sub-Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and Sub-Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan and Sub-Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	Notwithstanding information on the exercise methods set forth in the Plan Prospectus, the cash exercise method is not available in India. This Option is exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. You shall receive your proceeds in cash only.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement;

INDIA

(viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

INDIA

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«EMPL_NR» «FIRST_NM» «LAST_NM» «COUNTRY_NM»

INDIA

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR ITALY

          THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

          WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

          WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

          NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before «Expiration».

6.	Notwithstanding information on the exercise methods set forth in the U.S. Plan Prospectus, the cash exercise method is not available in Italy. This Option is exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the U.S. Plan Prospectus. You shall receive your proceeds in cash only.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

ITALY

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«EMPL_NR»
«FIRST_NM» «LAST_NM»
«COUNTRY_NM»

ITALY

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT
JAPAN

     THIS AGREEMENT, dated (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and            (“Employee”), is entered into as follows:

WITNESSETH:

     WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document and Japanese Prospectus can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

     WHEREAS, the Japanese effective date is June 16, 2002 and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase       shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be US $ per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: [vesting]

5.	This Option must be exercised, if at all, on or before (the “Expiration Date”), unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan.

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise as it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not exercised, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-

JAPAN

service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

[Empl_NR]
[First_Nm][Last_Nm]
[Country]

JAPAN

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT FOR SWITZERLAND

     THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

          WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

          WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

          NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years and six (6) months from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means the Option must be exercised, if at all, on or before «Expiration».

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise as it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement;

SWITZERLAND

(viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«EMPL_NR»
«FIRST_NM» «LAST_NM»
«COUNTRY_NM»

SWITZERLAND

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT

          THIS AGREEMENT, dated                      (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and                               , (“Employee”), is entered into as follows:

WITNESSETH:

          WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

          WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

          NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase            shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: [vesting].

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before .

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise as it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or

GRANT

transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

[Empl Number]
[Empl Name]
[Country]

GRANT

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK APPRECIATION RIGHTS AGREEMENT

          THIS AGREEMENT, dated «CEO_BOD_APPR_DT» (“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR» «FIRST_NM» «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

          WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

          WHEREAS, the Compensation Committee of the Board of Directors of the Company (“Committee”) has determined that the Employee shall be granted a stock appreciation right (“SAR”) under the Plan as hereinafter set forth;

          NOW THEREFORE, the parties hereby agree that the Company grants the Employee «AMOUNT» SAR(s) upon the terms and conditions set forth herein.

1.	This SAR is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

2.	The exercise price shall be «GR_PRICE» per SAR

3.	This SAR is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This SAR may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this SAR will vest, in whole or in part, in accordance with the following schedule so long as the SAR holder is an Employee of the Company on such dates: «VESTING»

5.	This SAR will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the SAR must be exercised, if at all, on or before «Expiration».

6.	This SAR is exercisable by contacting Shareholder Records. Upon exercise, Employee will receive a cash payment equivalent to the appreciation in value, if any, of a fixed number of shares of Agilent common stock.

7.	All rights of the Employee in this SAR, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this SAR, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this SAR. The representative or designee must exercise the SAR within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the SAR will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this SAR.

9.	By accepting the grant of a SAR evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of a SAR is a one-time benefit which does not create any contractual or other right to receive future grants of SARs, or benefits in lieu of SARs; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when SARs shall be granted, the number of SARs, the exercise price, and the time or times when each SAR shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the SAR is an extraordinary item of compensation which is outside the scope of Employee’s employment contract, if any; (vi) that the SAR is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any SAR ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement; (viii) that if the underlying stock does not increase in value, the SAR will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of a SAR evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of SARs and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this SAR Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Employee with respect to the subject matter hereof, and may not be modified adversely to the Employee’s interest except by means of a writing signed by the Company and Employee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of a SAR evidenced hereby, the Employee and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan and this SAR Agreement. Employee has reviewed the Plan Prospectus and this SAR Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the SAR and fully understands all provisions of the Plan Prospectus and SAR Agreement. Employee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and SAR Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«EMPL_NR»
«FIRST_NM» «LAST_NM»
«COUNTRY_NM»

AGILENT TECHNOLOGIES, INC.
1999 STOCK PLAN STOCK OPTION AGREEMENT (NON-QUALIFIED)

          THIS AGREEMENT, dated «CEO_BOD_APPR_DT »(“Grant Date”) between Agilent Technologies, Inc., a Delaware corporation (“Company”), and «EMPL_NR», «FIRST_NM » «LAST_NM», (“Employee”), is entered into as follows:

WITNESSETH:

          WHEREAS, the Company has established the Agilent Technologies, Inc. 1999 Stock Plan, as amended and restated effective May 21, 2002, (“Plan”), and a description of the terms and conditions of the Plan is set forth in a Plan Prospectus. A copy of the Plan Prospectus is attached. A copy of the Plan document can be viewed at http://stockoptions.corporate.agilent.com and will also be made available upon request; and

          WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

          NOW THEREFORE, the parties hereby agree that the Company grants the Employee an option (“Option”) to purchase «AMOUNT» shares of its $0.01 par value voting Common Stock upon the terms and conditions set forth herein.

1.	This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2.	The Option price shall be «GR_PRICE» per share.

3.	This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.	Subject to accelerated vesting upon the occurrence of certain events as set forth in the Plan, this Option will vest, in whole or in part, in accordance with the following schedule so long as the Optionee is an Employee of the Company on such dates: «VESTING»

5.	This Option will expire ten (10) years from the date hereof, unless sooner terminated, forfeited, or canceled in accordance with the provisions of the Plan. This means that the Option must be exercised, if at all, on or before « Expiration».

6.	As set forth in the Plan Prospectus, this Option may be exercised by delivering to the Shareholders Record Department of the Company at its head office a written exercise notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company’s Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee. This Option may also be exercisable by contacting a broker designated by the Company and requesting a cashless exercise as described in the Plan Prospectus. The company reserves the right to limit availability of certain methods of exercise as it deems necessary.

7.	All rights of the Employee in this Option, to the extent that it has not vested, shall terminate upon termination of his employment for any reason other than death or retirement due to age or permanent and total disability. All rights of the Employee in this Option, to the extent that it has vested but has not been exercised, shall terminate (except as hereinafter provided) three months after termination of his employment for any reason other than retirement due to age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee’s death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee’s right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8.	The Employee shall remit to the Company payment for all applicable withholding taxes, and required social security contributions at the time the Employee exercises any portion of this Option.

9.	By accepting the grant of an option evidenced hereby, Employee acknowledges and agrees that: (i) that the Plan is discretionary in nature and may be suspended or terminated by Company at any time; (ii) that the grant of an option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the maximum number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that participation in the Plan is voluntary; (v) that the value of the option is outside the scope of Employee’s employment contract, if any; (vi) that the value of the option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vii) that the vesting of any option ceases upon termination or transfer of employment for any reason except as may otherwise be explicitly provided in the Plan document or this Agreement;

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(viii) that if the underlying stock does not increase in value, the option will have no value, nor does the company guarantee any future value.

10.	By accepting the grant of an option evidenced hereby, Employee: (i) authorizes the Company, his or her employer and any agent of either the Company or employer administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates such information and data as the Company shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights with respect to such information; and (iii) authorizes the Company and any such agent to store and transmit such information in electronic form.

11.	The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

12.	Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.

By accepting the grant of an Option evidenced hereby, the Employee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan Prospectus and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to accepting the Option and fully understands all provisions of the Plan Prospectus and Option Agreement. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

Agilent Technologies, Inc.

By	Edward W. Barnholt President, Chief Executive Officer and Director

By	D. Craig Nordlund Senior Vice President, General Counsel and Secretary

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

«FIRST_NM» «LAST_NM» «MAIL_ADDRESS1» «MAIL_CITY_NM», «MAIL_GEOG_AREA_NM» «MAIL_POSTAL_CD»

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